Organization and Principal Activities - Schedule of Unaudited Condensed Consolidated Statements of Operations and Comprehensive loss (Details) - Unaudited Condensed Consolidated Statements of Operations and Comprehensive loss [Member]
$ in Thousands
6 Months Ended
Jun. 30, 2026 USD ($)
Schedule of Unaudited Condensed Consolidated Statements of Operations and Comprehensive loss [Line Items]
Net revenue	$ 54,371
Cost of revenues	$ (54,441)